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                                                                   Exhibit 10.22

                            JOINT MARKETING AGREEMENT

THIS JOINT MARKETING AGREEMENT (the "Agreement") is made by and between Healtheon/WebMD Corporation (hereinafter "Healtheon"), a corporation organized and existing under the laws of Delaware and having a business address of 4600 Patrick Henry Drive, Santa Clara, California 95054, and Quality Care Solutions, Inc. (hereinafter "Company"), a corporation organized and existing under the laws of Nevada and having a business address of 5030 East Sunrise Drive, Phoenix, Arizona 85044. Healtheon and Company are the parties to this Agreement.

                                   BACKGROUND

         A. Healtheon is an Internet-based services company providing connectivity and information management services, including the Healtheon Services, to participants in the healthcare industry.

         B. Company markets and licenses healthcare management software, including the Company Products, to businesses and organizations participating in the healthcare industry.

         C. Company and Healtheon perceive that the Company Products and the Healtheon Services are complementary and that customers would benefit from an Internet-based solution based on the combined use thereof. Company desires to present such an Internet-based solution to its present and future customers as a possible application of its Company Products. Healtheon desires the opportunity to provide the Healtheon Services to such present and future customers of the Company and to introduce the Company Products to certain of its present and future customers.

                                    AGREEMENT

         Now therefore, in consideration of the foregoing, and the mutual promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1. MARKETING AND SALES.

         1.1 Marketing Coordinators. Each of the parties will appoint a Marketing Coordinator under this Agreement. Healtheon's initial Marketing Coordinator will be the Channel Executive. Company's initial Marketing
Coordinator will be  [****]   . From time to time during the term of this
Agreement, each party may replace its Marketing Coordinator with another person having equivalent authority by providing written notice to the other party.


                   [****] - Confidential Treatment Requested
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1.2 Identification of Prospects.

         1.2.1 Each party will be responsible for identifying by Notice parties that it believes are candidates for using the Healtheon Services in combination with the Company Products (the "Prospects"). Prospects may include existing or potential customers of either party.

         1.2.2. The party identifying the Prospect shall give Notice to the other party of the nature of the potential opportunity to offer that Prospect a combination of Healtheon Services and Company Products. The parties will confer in good faith to develop a proposal for delivery of services and products to the Prospect. If the parties mutually determine to pursue the opportunity for the joint delivery of Healtheon Services and Company Products to the Prospect, they will jointly determine the appropriate contractual structure for the delivery of the services and products. In conjunction with any contract to be entered into with the Prospect ("Customer Contract"), Healtheon and the Company shall enter into an agreement governing such matters as they then deem relevant, including their respective responsibilities to develop, provide and maintain the services and products and their respective shares of any revenue to be received from the Customer ("Customer Support and Payment Contract"). The party identifying the Prospect shall be responsible for initiating and managing the process of developing and documenting the Customer Contract and Customer Support and Payment Contract and shall consult throughout that process with the other party.

         1.2.3 In the event that the parties determine not to jointly offer services and products to a Prospect, the party identifying the Prospect shall be free to separately contract with and deliver services or products to the Prospect (either alone or in concert with third parties) and the other party shall refrain from offering a competing product or service without the written consent of the party who gave Notice initially identifying the Prospect for a period of twelve (12) months measured from the effective date of such Notice.

         1.2.4 Either party shall be free to separately contract or otherwise transact business with any prospective customer not identified as a Prospect pursuant to this Agreement.

1.3 Development of a Marketing Plan. Within thirty (30) days of the Effective Date, the Marketing Coordinators will participate in a meeting (the "Initial Meeting") for the purpose developing a "Joint Marketing Plan", which shall include, but not be limited to: (i) prioritizing the then known Prospects to determine the best candidates (the "Candidates") to use the parties' products and services; and (ii) a determination of how to best approach, negotiate with, and close with each Candidate. Thereafter, the Marketing Coordinators shall meet no less than once per quarter to update the Joint Marketing Plan. Company and Healtheon will also develop quarterly and annual sales targets. Both parties and the Marketing Coordinators will exercise all reasonable efforts to minimize expenses associated with the Joint Marketing Plan including, but not limited to, meeting

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via telephone, personal computer conferencing, exchanging documents electronically, using e-mail or fax machines and the like.

1.4 Marketing Responsibilities of the Parties. Each party will be responsible for the following duties, in addition to other duties that may be specified herein:

         1.4.1 Training. Each party will train the other party's sales representatives in the operation and benefits of the training party's services or products. The training sessions will be conducted at such time or times, and at such place or places, as the parties may agree from time to time. Each party will bear its own costs for any travel, lodging, meals and similar costs of its personnel incurred in connection with any training sessions.

         1.4.2 Marketing Materials. Each party, at its own expense, shall provide to the other party, a reasonable number of copies of appropriate sales or marketing documentation or forms or other marketing materials, including, without limitation, demonstration materials (the "Marketing Materials") for its services. Neither party will add to, delete from or modify any Marketing Materials provided by the other party except with the other party's prior written consent. Each party, as grantor, hereby grants to the other party, as grantee, a nonexclusive, nontransferable license to (a) reproduce grantor's Marketing Materials (but not including any software provided by grantor to grantee hereunder, such as demonstration software, or any user documentation provided along with such software) and (b) use grantor's Marketing Materials:
(i) to promote the grantor's products and services hereunder and (ii) to demonstrate such products and services (in the case of computer programs, in object code form only and, in the case of documentation, limited to end user documentation) solely to bona fide Prospects and solely to the extent necessary to fulfill the purposes of this Agreement.

         1.4.3 Updates. Each party shall inform the other within a reasonable time of any changes in that party's products, services, pricing or Marketing Materials.

         1.4.4 Marketing Effort. Each party shall use its reasonable efforts to promote the Healtheon Services and Company Products to Prospects. Each party shall employ sufficient qualified employees and agents to assist in diligently performing all of its duties as mutually agreed upon herein and shall take advantage of technical training programs offered by the other party for such persons. Each party shall comply with good business practices and all applicable laws and regulations.

         1.4.5 Communication. Each party shall use reasonable efforts to keep the other informed as to any problems encountered with the other party's services or products and as to any resolutions to those problems, and shall communicate promptly to the other any and all modifications, design changes or improvements of the other party's services or products suggested by any entity or person solicited by or making inquiries regarding such services or products. Each party further agrees that during the term of this Agreement and thereafter the other party shall be free to use such suggested modifications, design changes, or improvements.

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1.5 Trademarks. Each party owns all worldwide right, title, and interest in and to its Marks, and the other party will acquire no rights in such Marks. Except as specifically authorized by this Agreement or a Customer Agreement, neither party shall use or register (or make any filing with respect to) any trademark, name or other designation of the other party anywhere in the world. Neither party will contest anywhere in the world the use by, or authorized by, the other of a Mark owned or registered by the other party, or application or registration therefor, whether during or after the term of this Agreement.

1.6 Advertising and Publicity. Neither party shall identify, either expressly or by implication, this relationship, the other party or the other party's corporate affiliates or use any of such parties' Marks in any advertising, press releases, publicity matters or other promotional materials without the other party's prior written approval.

1.7 Agreement Not Exclusive. Except as set forth in Section 1.2.3, nothing in this Agreement shall be construed as limiting in any manner either party's marketing or distribution activities or its appointment of dealers, distributors, licensees, agents or representatives of any kind.

ARTICLE 2. CONFIDENTIALITY

2.1 Confidentiality Obligations. In the course of performing under this Agreement, each party may receive, be exposed to, or acquire Confidential Information of the other party. Each party shall protect the Confidential Information of the other party by using at least the same degree of care it uses to protect its own Confidential Information of similar importance or sensitivity, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination or application of such Confidential Information. The parties shall not disclose the Confidential Information of the other party except to its employees and agents who have a need to know for purposes of this Agreement. Each party shall cause its employees and agents receiving the other party's Confidential Information to execute written nondisclosure agreements that provide the same or greater protection for such information as this Section
2.1 provides. Notwithstanding anything to the contrary herein, but subject to the patent and copyright rights of the other party and the obligation of confidentiality under this Section 2.1, each party may use and exploit for any purpose any programming techniques and ideas and concepts of general application related to internet or computer technology learned by its employees as a result of their exposure to the Confidential Information of the other party and retained in the unaided memory of such employees. An employee's memory is unaided if the employee has not intentionally memorized the Confidential Information for the purpose of retaining and subsequently using or disclosing it.

2.2 Additional Restrictions. Each party agrees, as a condition of the rights granted under this Agreement and except as otherwise expressly and unambiguously authorized hereunder: (i) except to the extent this prohibition is expressly disallowed under applicable law, not to create or attempt to create, by reverse engineering or otherwise, the source code or internal structure of the software products of the other party or any part

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thereof from the object code or from the information made available to it; (ii)
not to remove, obscure, or deface any proprietary or confidentiality legends relating to the other party's rights, on or from any electronic or tangible embodiment of any Confidential Information, without such other party's prior written consent; (iii) not to list or otherwise display or copy the object code of any software product of the other party; and (iv) not to copy the software products of the other party, develop any derivative works thereof or include any portion thereof in any other software program; and (v) prior to disposing of any materials, to destroy completely any Confidential Information contained therein.

2.3 Disclosure Required to Court or Government. If a party is required to disclose Confidential Information of a the other party pursuant to court order or government authority, that party shall provide reasonable notice where feasible to such other party prior to such disclosure and shall cooperate with such other party to obtain protection from such disclosure.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES; DISCLAIMERS

3.1 Due Organization. Each party represents and warrants to the other party that it is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized, it has the full power to enter into this Agreement and to perform its obligations hereunder, and that the performance by it of its obligations under this Agreement have been duly authorized by all necessary corporate or other actions and will not violate any provision of any corporate charter or bylaws.

3.2 No Conflicts. Each party represents and warrants to the other party that neither the execution of this Agreement nor its performance hereunder, will directly or indirectly violate or interfere with the terms of another agreement to which it is a party, or give any governmental entity the right to suspend, terminate, or modify any of its governmental authorizations or assets required for its performance hereunder. Each party represents and warrants to the other party that it will not enter into any agreement the execution and/or performance of which would violate or interfere with this Agreement.

3.3 No Bankruptcy. Each party represents and warrants to the other party that the party is not currently the subject of a voluntary or involuntary petition in bankruptcy, does not currently contemplate filing any such voluntary petition, and is not aware of any claim for the filing of an involuntary petition.

3.4 Exclusions; Disclaimers. THE WARRANTIES STATED ABOVE IN THIS ARTICLE 3 ARE THE ONLY WARRANTIES MADE BY EITHER PARTY. ALL INFORMATION PROVIDED BY A PARTY TO THE OTHER PARTY, INCLUDING, BUT NOT LIMITED TO, MARKETING MATERIALS, ARE PROVIDED ON AN "AS IS" BASIS. THE PARTIES DO NOT MAKE AND HEREBY DISCLAIM ALL OTHER WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW), INCLUDING, WITHOUT LIMITATION, ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A


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PARTICULAR PURPOSE, ALL WARRANTIES ARISING FROM CONDUCT, COURSE OF DEALING OR
CUSTOM OF TRADE, AND ALL WARRANTIES OF TITLE AND NON-INFRINGEMENT.

         ARTICLE 4. EXCLUSION OF DAMAGES; LIMITATION OF LIABILITY

         4.1 EXCLUSION OF DAMAGES. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY, OR ANY THIRD PARTY, UNDER ANY THEORY OF LIABILITY, HOWEVER ARISING, FOR ANY COSTS OF COVER OR FOR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING ANY LOSS OF USE, INTERRUPTION OF BUSINESS, LOSS OF BUSINESS PROFITS, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THIS AGREEMENT EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED WARRANTY OR REMEDY.

         4.2 Limitation of Liability. EXCEPT FOR CLAIMS ARISING OUT OF A BREACH OF ARTICLE 2, AND SECTION 1.5, IN NO EVENT SHALL EITHER PARTY'S AGGREGATE LIABILITY FOR ALL MATTERS ARISING OUT OF THE SUBJECT MATTER OF THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, EXCEED FIVE THOUSAND DOLLARS ($5,000). EITHER PARTY'S AGGREGATE LIABILITY FOR ALL MATTERS ARISING OUT OF A BREACH OF
ARTICLE 2, AND SECTION 1.5 OF THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED FIVE MILLION DOLLARS ($5,000,000). THIS LIMITATION OF LIABILITY IS COMPLETE AND EXCLUSIVE, SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL CLAIMS, LOSSES, OR DAMAGES, AND SHALL APPLY REGARDLESS OF THE SUCCESS OR EFFECTIVENESS OF ANY OTHER REMEDIES POSSESSED BY THE OTHER PARTY, ITS CUSTOMERS, OR ANY THIRD PARTIES. THIS LIMITATION OF LIABILITY REFLECTS AN AGREED ALLOCATION OF RISK BETWEEN HEALTHEON AND COMPANY IN VIEW OF THE NATURE OF THIS TRANSACTION.

         ARTICLE 5. INDEMNIFICATION

         5.1 Indemnification by the Parties. Each party (as the "Indemnifying Party") agrees to defend, indemnify, and hold harmless the other party (as the Indemnified Party") from any loss, damage, or expense, arising directly and proximately out of the Indemnifying Party's breach of any term of this Agreement, or out of the Indemnifying Party's misrepresentation, fraud, or negligence with respect to the parties relationship or the Indemnified Party's products or services. To be entitled to defense by the Indemnifying Party against a third-party claim under this Section 5.1: (a) the Indemnified Party shall notify the Indemnifying Party of the claim immediately upon learning of the assertion of the claim against the Indemnified Party; and (b) the Indemnifying Party shall have the

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sole right to control the defense and/or settlement of the claim, in litigation or otherwise, provided that (i) the Indemnified Party shall retain the right to participate in any such defense to the extent it deems appropriate to protect its interest, at its own expense; and (ii) the Indemnifying Party will not enter into a settlement on behalf of the Indemnifying Party without the Indemnified Party's prior written approval, such approval not to be unreasonably withheld.

         ARTICLE 6. TERM AND TERMINATION

         6.1 Initial Term and Renewals. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided herein, shall continue for two years (the "Initial Term"). Upon expiration of the Initial Term, the term of this Agreement shall be automatically renewed for successive one-year periods (individually, a "Renewal Term"), unless sooner terminated in accordance with the provisions herein. Notice of non-renewal of this Agreement after the Initial Term must be given in writing by a party to the other party at least ninety (90) days prior to the commencement of any Renewal Term.

         6.2 Termination without Cause. Either party may terminate this Agreement without cause upon no less than sixty (60) days prior written notice to the other party.

         6.3 Termination for Cause. Either party may terminate this Agreement upon a material breach of the other party to perform its obligations hereunder as follows: the terminating party shall give the other party written notice of the basis for termination and the other party shall have sixty (60) days in which to cure the default or make substantial progress toward curing the default. If the default has not been cured within the 60-day period but substantial progress toward a cure has been made, the defaulting party shall provide the terminating party, during the 60-day period, with a detailed plan that establishes the schedule and program for curing the default within the succeeding 60 days. If the default is not cured within the 60-day period, or if the defaulting party fails to make substantial progress toward a cure or to provide a detailed plan for completion of the effort, the terminating party may terminate the Agreement effective upon provision of written notice to the defaulting party.

         6.4 Effect of Termination.

         6.4.1 No Effect on Customer Contracts. The termination of this Agreement, whether with or without cause, shall not terminate either party's rights or obligations under any Customer Contract or Customer Support and Payment Contract, it being understood that such agreements shall be governed by their own terms with respect to termination and survival or the parties' respective payment and performance obligations thereunder.

         6.4.2 Marks and Marketing Materials. Upon termination or expiration of this Agreement, each party shall, except as authorized by a Customer Contract or Customer

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Support and Payment Agreement, (i) immediately discontinue use of the other party's Marks and Marketing Materials; (ii) immediately discontinue all representations or statements from which it might be inferred that any marketing relationship exists between Healtheon and the Company; (iii) will cease to promote the services or products of the other; and (iv) refrain from acting to damage the reputation or business interests of the other party.

         6.4.3 Return of Materials. Within thirty (30) days after the expiration or termination of this Agreement, (a) each party shall return to the other all copies of all Marketing Materials, all tangible embodiments of the other party's Confidential Information, and all other materials of the other party.

         6.5 Survival. All rights and obligations of the parties hereunder shall cease upon termination or expiration of this Agreement except the obligations in Sections 1.5, 6.4, 6.5, 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.13 and Articles 2, 3,
4, and 5 shall survive termination or expiration; together with any provisions of this Agreement which by their terms survive expiration or termination of this Agreement.

         ARTICLE 7. MISCELLANEOUS

         7.1 No Reimbursement. Unless expressly provided otherwise, in this Agreement or in Customer Support and Payment Agreement, each party shall be responsible for its own expenses and costs under this Agreement, and neither party shall have any obligation to reimburse any expenses or costs incurred in connection with the activities contemplated to this Agreement.

         7.2 Force Majeure. If either party is unable to perform its obligations under this Agreement due to circumstances beyond its reasonable control (other than obligations for the payment of money or the maintenance of confidentiality), including, but not limited to, acts of God, earthquakes, labor disputes and strikes, riots, war, actions decrees of governmental bodies, changes in applicable Laws, or communications line or power failures, such obligations will be suspended so long as those circumstances persist, provided that the delaying party notifies the other party promptly of the delay and its causes and uses commercially reasonable efforts to recommence performance without delay.

         7.3 Assignment. Except as expressly permitted hereunder, neither party shall assign, transfer, or otherwise delegate any of its rights, duties, or obligations under this Agreement in whole or in party to any individual, firm or corporation without the prior written consent of the other party, which consent shall not be unreasonably withheld; except that either party may delegate any of its rights, duties, or obligations under this Agreement to one or more of its Subsidiaries. Any attempt to assign, transfer or otherwise delegate any of the rights, duties, or obligations under this Agreement without the prior written consent of the other party shall be void. Notwithstanding the foregoing, either party may assign its rights, duties, and obligations hereunder without approval of

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the other party to a party that succeeds to all or substantially all of its assets (whether by sale, merger, operation of law or otherwise), provided that such assignee or transferee agrees in writing to be bound by the terms and conditions of this Agreement. Any assignment with consent does not release the assignor from any of its obligations under the Agreement unless the consent so states.

         7.4 Independent Contractors. Nothing in this Agreement shall be construed to create an agency, joint venture, partnership or other form of business association between the parties. Neither party has the right or authority to make any contract, representation, or binding promise of any nature on behalf of the other party, whether oral or written, without the express written consent of the other party. Each party shall be and remain solely responsible for wages, hours, and all other conditions of employment of its own personnel during the term of this Agreement.

         7.5 No Waiver. The failure on the part of either party to exercise any right or remedy hereunder will not operate as further waiver of such right or remedy in the future or any other right or remedy.

         7.6 Binding. This Agreement shall be binding on the parties, their affiliated companies, subsidiaries, successors, and assigns (if any), and they each warrant that the signatories hereto are authorized to execute this Agreement on behalf of the respective party. This Agreement is also binding upon the officers, directors, agents, employees, partners, and shareholders of the parties and any other persons acting in concert with them.

         7.7 Governing Law; Jurisdiction; Venue. The laws of the State of California will govern this Agreement without reference to conflicts of law principles. Jurisdiction and venue for all disputes relating to this Agreement shall lie with the state and federal courts located in Santa Clara County, California.

         7.8 Headings. The headings in this Agreement are for purposes of reference only and are not intended to affect the meaning or interpretation of this Agreement.

         7.9 Severability. If any provision in this Agreement is found to be invalid, void, or unenforceable by a court of competent jurisdiction, the remaining provisions will nevertheless continue in full force and effect, and if the invalid, void or unenforceable provision is an essential part of the Agreement, the parties shall immediately begin negotiations for its replacement.

         7.10 No Bias. This Agreement shall be interpreted as written and negotiated jointly by the parties. It shall not be strictly construed against either party, regardless of the actual drafter of the Agreement.

         7.11 Costs, Attorneys' Fees, and Experts' Fees. In the event any obligation of this Agreement must be enforced, through litigation or otherwise, the prevailing party will be

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entitled to recover reasonable costs and expenses incurred in enforcing the obligation, including costs, reasonable attorneys' fees and experts' fees.

         7.12 Counterparts. This Agreement may be executed in duplicate and either copy or both copies are considered originals.

         7.13 Notices. Any and all notices given under this Agreement shall be in writing and may be effected by personal delivery, facsimile, commercial overnight delivery, or mail, registered or certified, postage prepaid with return receipt requested. Notices shall be sent to the parties at their respective addresses set forth on the first page of this Agreement, with a copy to such party's General Counsel or, in the case of the Company, to Bryan Cave LLP, Two North Central Avenue, Suite 2200, Phoenix, Arizona 85004-4406,
Attention: Frank M. Placenti. Notices shall be deemed given on the date of actual receipt (or refusal of delivery) when personally delivered, upon confirmed transmission when sent by facsimile, one day after having been sent when sent by commercial overnight delivery, and three days after having been mailed when sent by certified or registered mail. Notwithstanding anything to the contrary in this Section 10.13, any written notice will be effective no later than the date actually received.

         7.14 Adequacy of Consideration. Each party acknowledges that it enters into this Agreement of its own accord, for and in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, and does not do so on the basis of, and does not rely on, any representation, warranty or other provision except as expressly provided herein. All conditions, warranties or other terms implied by statute or common law are hereby excluded to the fullest extent permitted by law.

         7.15 Insurance. During the term of the Agreement, each party shall maintain, either through external insurance coverage or internal self insurance, such capability to bear risks associated with the performance of this Agreement as is reasonable and prudent under the circumstances.

         7.16 Publicity. The parties shall issue a public announcement and mutually agreed upon press release regarding the parties' relationship and the nature of this Agreement upon execution of this Agreement.

         7.17 Entire Agreement. This Agreement (including any attached exhibits which are hereby incorporated herein by reference) constitute the final and entire agreement between the parties, and supersedes all prior written and oral agreements, understandings, or communications with respect to the subject matter of this Agreement (including without limitation any memorandums of understanding, written proposals, and term sheets). This Agreement may not be modified except in writing signed by a duly authorized representative of each party. It is expressly understood and agreed that no employee, agent, or other representative of Healtheon has any authority to bind Healtheon with respect to any statement, representations, warranty, or other expression unless the same is specifically set forth in this Agreement. It is also understood and agreed that no

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usage of trade or other regular practice or method of dealing between the parties hereto shall be used to modify, interpret, supplement, or alter in any manner the terms of this Agreement. The parties agree that the terms and conditions contained in this Agreement shall prevail over any terms and conditions of any purchase order, acknowledgment form or other instrument.

         7.18 No Third Party Beneficiaries. This Agreement is made and entered into for the sole protection and benefit of the parties hereto, and no other person or entity shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with this Agreement.

         7.19 Non-Solicitation. Neither Company nor Healtheon will, during the initial term of this Agreement and for six (6) months thereafter, hire any employee of the other engaged in activity directly related to this Agreement.

         ARTICLE 8. GLOSSARY

         8.1 "COMPANY PRODUCTS" means the products defined to be Company Products in Exhibit B, and all updates, modifications, and improvements thereto.

         8.2 "CONFIDENTIAL INFORMATION" of a party (the "Disclosing Party") means information concerning its business, the business of its customers and suppliers, inventions, confidential know-how, and trade secrets that is disclosed in writing or other tangible or intangible form to the other party (the "Receiving Party") by the Disclosing Party or a third party having an obligation of confidence to the Disclosing Party and is designated as proprietary or confidential by or on behalf of a Disclosing Party. Confidential Information does not include any information that:

         (a) was, as of the time of its disclosure, or thereafter becomes part of the public domain through a source other than the Receiving Party;

         (b) the Receiving Party can demonstrate was known to the Receiving Party as of the time of its disclosure;

         (c) the Receiving Party can demonstrate was independently developed by the Receiving Party without use of or reference to any information, code, documentation or materials provided by the Disclosing Party; or

         (d) the Receiving Party can demonstrate was learned from a third party not under a confidentiality obligation to the Disclosing Party

         8.3 "HEALTHEON SERVICES" means the services defined to be Healtheon Services in Exhibit A, and all updates, modifications, and improvements thereto.

         8.4 "MARKS" means trademarks, service marks, trade names, brands, logos, and other such business identifiers.

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         8.5 "NOTICE" means a communication to the other party in accordance with Section 7.13.

         8.6 "SUBSIDIARY" means any corporation, company or other entity with regard to which (i) more than fifty percent (50%) of whose outstanding shares or stock entitled to vote for the election of directors or similar managing authority is, now or hereafter, directly or indirectly owned or controlled by a party hereto, or (ii) which does not have outstanding shares or securities but greater than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such entity is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto; provided, however, that in each case such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists and exceeds fifty percent (50%).

         8.7 "Y2K COMPLIANT" means the ability of the software to calculate and compare date data between the twentieth and twenty-first centuries (including calendar dates for leap years), without impairment in the functioning of such software, when used in accordance with its documentation, but only if all associated systems necessary for the installation, operation, use and maintenance of such software (e.g., computer hardware, computer software, Internet connectivity, and communication systems) properly exchange date data with such software.

                          [END OF TERMS AND CONDITIONS]

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Understood and Agreed:

     FOR HEALTHEON                                        FOR COMPANY

By:                                          By: /s/ Robert F Theilmann
    -------------------------------              -------------------------------
               Signature                                   Signature
                                                     Robert F Theilmann, CFO
    -------------------------------              -------------------------------
            Name and Title                               Name and Title
                                                           3/16/00
    -------------------------------              -------------------------------
                 Date                                         Date



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                                    EXHIBIT A

                               HEALTHEON SERVICES

                               HEALTHEON PRACTICE

Healtheon Co-Branded Practice is a Co-Branded, browser-based "Provider Portal" service through which ambulatory and office-based providers communicate with Customer to manage the business functions and clinical work of healthcare. The service provides a browser-based view of information contained in Customer's systems. It does this within a secure framework. It also provides the Healthcare Provider access to external payers and labs that are connected to the Healtheon Practice system for business and clinical transactions along with medical reference information.

                        HEALTHEON ADMINISTRATIVE SERVICES

The Healtheon Administrative Service provides electronic data interchange (EDI) to connect payers, managed care organizations, and providers to exchange transactions and information including eligibility verification, referral request processing, claims submission and claim status.

The Healtheon Administrative Service enables healthcare organizations to improve medical management across a distributed provider network by providing timely eligibility information, automating the referral and authorization process, and processing claims electronically.

                                    EXHIBIT B

                                COMPANY PRODUCTS

QCSI PRODUCT OFFERINGS

QMACS(R) is a healthcare payor software application and the foundation of QCSI's product offerings.

The QMACS product administers all lines of medical insurance or risk-based business, including indemnity, managed care, Medicaid and Medicare. QMACS applications integrate the business functions of premium billing, benefits administration, referrals and authorizations, provider reimbursement, claims adjudication and payment and reporting. QMACS facilitates payor business rules, healthcare administration guidelines and required patient specific information, thus improving workflow and effectively managing the care of a health plan members.

aQDEN(TM) is a robust payor system for the dental care industry. aQDEN manages all transaction relationships between the payor, its subscribers and the dental providers. aQDEN is a state-of-the-art, object oriented, rules-based software application which can manage multiple lines of business in dental care. aQDEN applications integrate the business functions of premium billing, benefits administration, referrals and authorizations, provider reimbursement, claims adjudication and payment and reporting for dental payors.

aQHealth is an Internet-based offering which enables real-time healthcare transactions to be completed using the Internet communication conduit by combining QMACS and aQDEN software products. aQHealth is tailored to specifically address the requirements of individual users including healthcare professionals and their administration staff. Through aQHealth, payors can enable providers secure access to a sponsoring payor's healthcare administration information and proprietary business processes, giving them the ability to rapidly view and transact via the Internet: enrollment, eligibility verification, benefit plan details, referrals and prior authorization submission, claims transmittal, claims adjudication, claims payment, reporting.

Understood and Agreed:


     FOR HEALTHEON                           FOR COMPANY

By: /s/ Stephen D. Smith            By: /s/ Robert F. Theilmann
   ----------------------------         -----------------------------
           Signature                             Signature

    Stephen D. Smith SVP/Sales            Robert F. Theilmann CFO
   ----------------------------         -----------------------------
          Name and Title                         Name and Title

             3/28/00                                3/16/00
   ----------------------------         -----------------------------
               Date                                  Date








Confidential                               Page 13                       3/16/00